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                                  EXHIBIT 23.2
                                  ------------


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of PW Eagle, Inc. (formerly Eagle Pacific Industries, Inc.) on Form S-8 relating to the PWPipe Employees' Savings Plan of our report dated March 9, 1999, appearing in the Annual Report on Form 10-K of PW Eagle, Inc. for the year ended December 31, 2000.




/s/ Deloitte & Touche LLP



Minneapolis, Minnesota
June 25, 2001